UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2022 (July 26, 2022)

1847 Holdings LLC
(Exact name of registrant as specified in its charter)

Delaware	333-193821	38-3922937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 21st Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 417-9800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on September 30, 2020, 1847 Cabinet Inc. (“1847 Cabinet”), a subsidiary of 1847 Holdings LLC (the “Company”), issued an 8% vesting promissory note in the principal amount of up to $1,260,000 (the “Vesting Note”) to Stephen Mallatt, Jr. and Rita Mallatt (the “Vesting Note Holders”). On July 26, 2022, 1847 Cabinet, the Company and the Vesting Note Holders entered into a conversion agreement (the “Vesting Note Conversion Agreement”), pursuant to which the parties agreed to convert $797,221 of the Vesting Note into a number of common shares of the Company (the “Vesting Note Conversion Shares”) equal to such conversion amount divided by the price per share of the Company’s common shares sold in the Company’s proposed public offering, as set forth in the Registration Statement on Form S-1 (File No. 333-259011) initially filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 23, 2021 (as may be amended from time to time, the “Registration Statement”), with such conversion to be effective on the date that the Registration Statement is declared effective by the SEC. In addition, the Vesting Note was cancelled and 1847 Cabinet agreed to pay a sum of $558,734 to the Vesting Note Holders on or prior to October 1, 2022.

As previously disclosed, on October 8, 2021, 1847 Cabinet issued 6% subordinated convertible promissory notes in the aggregate principal amount of $5,880,345 (the “Subordinated Notes”) to Steven J. Parkey and Jose D. Garcia-Rendon (the “Subordinated Note Holders”). On July 26, 2022, 1847 Cabinet, the Company and the Subordinated Note Holders entered into conversion agreements (the “Subordinated Note Conversion Agreements”), pursuant to which the parties agreed to convert an aggregate of $3,360,000 of the Subordinated Notes into a number of common shares of the Company (the “Subordinated Note Conversion Shares”) equal to such conversion amount divided by the price per share of the Company’s common shares sold in the Company’s proposed public offering, as set forth in the Registration Statement, with such conversion to be effective on the date that the Registration Statement is declared effective by the SEC.

On July 26, 2022, the Company also entered into a conversion agreement (the “BPLLC Conversion Agreement”) with Bevilacqua PLLC, the Company’s outside securities counsel (“BPLLC”), pursuant to which BPLLC agreed to convert $1,197,280 of the accounts payable owed to it into a number of common shares of the Company (the “BPLLC Conversion Shares”) equal to such conversion amount divided by the price per share of the Company’s common shares sold in the Company’s proposed public offering, as set forth in the Registration Statement, with such conversion to be effective on the date that the Registration Statement is declared effective by the SEC.

The foregoing description of the Vesting Note Conversion Agreement, the Subordinated Note Conversion Agreements and the BPLLC Conversion Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of those documents filed as Exhibits 10.2, 10.4, 10.6 and 10.7 to this report, which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 regarding the issuance the Vesting Note Conversion Shares, the Subordinate Note Conversion Shares and the BPLLC Conversion Shares is incorporated by reference into this Item 3.02. The issuance of these securities is being made in reliance upon an exemption from the registration requirements of Section 5 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	8% Vesting Promissory Note, dated September 30, 2020, issued by 1847 Cabinet Inc. to Stephen Mallatt, Jr. and Rita Mallatt (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on October 7, 2020)
10.2	Conversion Agreement, dated July 26, 2022, among 1847 Holdings LLC, 1847 Cabinet Inc., Stephen Mallatt, Jr. and Rita Mallatt
10.3	6% Subordinated Convertible Promissory Note issued by 1847 Cabinet Inc. to Steven J. Parkey on October 8, 2021 (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed on October 13, 2021)
10.4	Conversion Agreement, dated July 26, 2022, among 1847 Holdings LLC, 1847 Cabinet Inc. and Steven J. Parkey
10.5	6% Subordinated Convertible Promissory Note issued by 1847 Cabinet Inc. to Jose D. Garcia-Rendon on October 8, 2021 (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed on October 13, 2021)
10.6	Conversion Agreement, dated July 26, 2022, among 1847 Holdings LLC, 1847 Cabinet Inc. and Jose D. Garcia-Rendon
10.7	Conversion Agreement, dated July 26, 2022, between 1847 Holdings LLC and Bevilacqua PLLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2022	1847 HOLDINGS LLC

/s/ Ellery W. Roberts
Name: Ellery W. Roberts
Title: Chief Executive Officer